Exhibit 10.12(b)
Amendment No.2 to Gerard P. Tully, Sr. Consulting Agreement.

                         AMENDMENT #2 TO TULLY AGREEMENT

     This Agreement to the Tully Agreement dated as of December 1, 1995 as amended (The "Tully Agreement") is entered into as of December 1, 1998 between Flushing Savings Bank, FSB, a federal savings bank (the "Bank"), Flushing Financial Corporation ("the Company"), and Gerard P. Tully, Sr. ("Mr. Tully").

                                   WITNESSTH:

     WHEREAS, the Bank and Mr. Tully entered into the Tully Agreement as of December 1, 1995 and the Bank and Mr. Tully desire to amend the Tully Agreement to extend the term thereof as set forth herein;

     NOW, THEREFORE, for good and adequate consideration, the sufficiency of which is hereby acknowledged, the Bank and Mr. Tully agree as follows:

     1. Section 1 of the Tully Agreement as previously amended is hereby amended by replacing the date "November 30, 1998" with the date "November 30, 2001.

     2. Section 3 of the Tully Agreement is hereby amended be replacing the aggregate fee per month to be $8,333.33.

     3. The amendment set forth in paragraphs 1 and 2 shall be effective December 1, 1998. Except as amended by paragraphs 1 and 2 hereof, the Agreement as previously amended shall remain in effect in accordance with its terms.

     IN WITNESS WHEREOF, Mr. Tully and the Bank have caused this Amendments to be executed on this 28th day of December, 1998.

                                            FLUSHING SAVINGS BANK, FSB

                                            By:  /s/  Michael J. Hegarty
                                                 -------------------------------


                                            FLUSHING FINANCIAL CORPORATION

                                            By:  /s/  Anna M. Piacentini
                                                 -------------------------------

                                                 /s/  Gerard Tully
                                                 -------------------------------
                                                 Gerard P. Tully, Sr.